EXHIBIT 99.1

 Camden Property Trust Announces Third Quarter 2006 Operating Results


    HOUSTON--(BUSINESS WIRE)--Nov. 2, 2006--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the third quarter of 2006 totaled $1.24 per diluted share or $77.8 million, as compared to $0.76 per diluted share or $44.4 million for the same period in 2005. FFO for the three months ended September 30, 2006 included a $0.40 per diluted share impact from gain on sale of land.

    FFO for the nine months ended September 30, 2006 totaled $3.02 per diluted share or $183.1 million, as compared to $2.63 per diluted share or $145.8 million for the same period in 2005. FFO for the nine months ended September 30, 2006 included a $0.44 per diluted share impact from gain on sale of land. FFO for the nine months ended September 30, 2005 included a $0.44 per diluted share impact from the sale of technology investments, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported net income ("EPS") of $125.5 million or $2.07 per diluted share for the third quarter of 2006, as compared to a net loss of $2.3 million or ($0.05) per diluted share for the same period in 2005. EPS for the three months ended September 30, 2006 included a $2.07 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations.

    For the nine months ended September 30, 2006, net income totaled $201.5 million or $3.46 per diluted share, as compared to $186.2 million or $3.38 per diluted share for the same period in 2005. EPS for the nine months ended September 30, 2006 included a $3.07 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations. EPS for the nine months ended September 30, 2005 included a $3.03 per diluted share impact from gain on sale of operating properties and discontinued operations, $0.44 per diluted share income from the sale of technology investments, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit.

    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 46,565 apartment homes included in consolidated same-property results, third quarter 2006 same-property net operating income ("NOI") growth was 8.1% compared to the third quarter of 2005, with revenues increasing 7.6% and expenses increasing 7.0%. On a sequential basis, third quarter 2006 same-property NOI decreased 0.7% compared to second quarter 2006, with revenues increasing 2.2% and expenses increasing 7.0% compared to the prior quarter. On a year-to-date basis, 2006 same-property NOI increased 9.4%, with revenue growth of 8.0% and expense growth of 5.7% compared to the same period in 2005. Same-property physical occupancy levels for the combined portfolio averaged 94.9% during the third quarter of 2006, compared to 96.1% in the third quarter of 2005 and 95.7% in the second quarter of 2006.

    The Company defines same-property communities as communities owned by either Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    As of September 30, 2006, Camden had four completed apartment communities in lease-up: Camden Fairfax Corner in Fairfax, VA, an $82.0 million project that is currently 86% leased; Camden Manor Park in Raleigh, NC, a $52.0 million project that is currently 69% leased; Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 64% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 31% leased.

    Camden announced one new joint venture development start during the quarter: Camden College Park in College Park, MD, a $139.9 million project with 508 apartment homes scheduled for initial occupancy in late 2007. The Company's current development pipeline includes eight wholly-owned communities with 2,693 apartment homes and a total budgeted cost of $565.0 million, and three joint venture communities with 1,069 apartment homes and a total budgeted cost of $289.9 million. Of those 11 communities, two are currently in lease-up. Camden Clearbrook in Frederick, MD is currently 60% leased; and Camden Old Creek in San Marcos, CA is currently 17% leased.

    Acquisition/Disposition Activity

    During the quarter, the Company acquired Camden Stoneleigh, a 390-home apartment community in Austin, TX for $35.3 million, and disposed of Camden Oaks, a 446-home apartment community in Dallas, TX, for $19.2 million. Gain on sale of Camden Oaks totaled $8.8 million. The Company also sold Summit Hollow, a 232-home joint venture apartment community in Charlotte, NC for $15.5 million. Camden's pro-rata share of that disposition totaled $3.9 million, and a $1.1 million gain on sale was recognized.

    In addition, the Company sold 8.7 acres of undeveloped land in Long Beach, CA, Orlando, FL, Fort Lauderdale, FL and Dallas, TX, and contributed 10.6 acres of undeveloped land in College Park, MD to a joint venture during the quarter. The combined sales price for those transactions totaled $69.6 million, and gains of $25.2 million were recorded.

    Camden contributed nine existing multifamily communities with 3,237 apartment homes located in Camden's Midwest markets to a newly created $239.0 million joint venture. Camden retained a 15% ownership interest in the venture and continues to serve as the property manager for all nine communities. The Company recorded a gain of $91.6 million as a result of this transaction.

    Properties and Land Held for Sale

    At September 30, 2006, Camden had five operating communities consisting of 1,744 apartment homes classified as held for sale. These properties included: Camden Crossing, a 366-home apartment community in Houston, TX; Camden Wyndham, a 448-home apartment community in Houston, TX; Camden Downs, a 254-home apartment community in Louisville, KY; Camden Taravue, a 304-home apartment community in St. Louis, MO; and Camden Trace, a 372-home apartment community in St. Louis, MO.

    The Company also had 5.7 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end.

    Earnings Guidance

    2006 FFO is now expected to be $3.82 to $3.88 per diluted share for full-year 2006, and $0.81 to $0.87 per diluted share for fourth quarter 2006. EPS is expected to be $3.60 to $3.66 per diluted share for full-year 2006, and $0.17 to $0.23 per diluted share for the fourth quarter of 2006. Guidance for 2006 includes a charge of $0.07 per diluted share during the fourth quarter of 2006 relating to early vesting of previously granted share awards.

    The Company's 2006 earnings guidance is based on projections of same-property revenue growth between 7.00% and 7.75%, same-property expense growth between 5.00% and 5.50%, and same-property NOI growth between 8.25% and 9.25%. No acquisitions, dispositions or new development starts are expected for the remainder of 2006.

    Camden expects to release its fourth quarter and full year 2006 earnings on February 1, 2007, and hold a conference call on February 2, 2007. The Company plans to discuss its 2006 results and earnings guidance for 2007 at that time.

    A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, November 3, 2006 at 10:00 a.m. Central Time to review its third quarter results and discuss its outlook for future performance. To participate in the call, please dial 877-407-0782 (domestic) or 201-689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust Third Quarter 2006 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 188 properties containing 64,657 apartment homes across the United States. Upon completion of 11 properties under development, the Company's portfolio will increase to 68,419 apartment homes in 199 properties.

    For additional information, please contact Camden's Investor
Relations Department at 800-922-6336 or 713-354-2787 or access our website at www.camdenliving.com.



CAMDEN                                               OPERATING RESULTS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------

(Unaudited)                    Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
OPERATING DATA                   2006      2005      2006    2005 (a)
------------------------------ ------------------- -------------------
Property revenues
Rental revenues                $139,354  $125,125  $408,581  $348,250
Other property revenues          15,202    11,507    41,172    31,612
                               ------------------- -------------------
   Total property revenues      154,556   136,632   449,753   379,862

Property expenses
Property operating and
 maintenance                     45,806    38,697   124,089   105,960
Real estate taxes                16,345    14,870    48,845    42,512
                               ------------------- -------------------
   Total property expenses       62,151    53,567   172,934   148,472

Non-property income
Fee and asset management          5,433     1,789    11,030    10,929
Sale of technology investments    1,602         -     1,602    24,199
Interest and other income         1,733     1,913     6,097     6,401
Income on deferred
 compensation plans               1,927     3,209     4,308     5,327
                               ------------------- -------------------
   Total non-property income     10,695     6,911    23,037    46,856

Other expenses
Property management               4,629     4,208    13,821    11,350
Fee and asset management          3,689     2,008     8,293     4,999
General and administrative        9,849     6,183    25,299    18,017
Transaction compensation and
 merger expenses                      -         -         -    14,085
Interest                         29,176    29,331    91,592    81,416
Depreciation and amortization    40,399    44,030   117,945   119,117
Amortization of deferred
 financing costs                    941       855     2,897     2,872
Expense on deferred
 compensation plans               1,927     3,209     4,308     5,327
                               ------------------- -------------------
   Total other expenses          90,610    89,824   264,155   257,183
                               ------------------- -------------------

Income from continuing
 operations before gain on
 sale of properties, equity in
 income (loss) of joint
 ventures and minority
 interests                       12,490       152    35,701    21,063
Gain on sale of properties,
 including land                  96,247         -    97,556   132,117
Equity in income (loss) of
 joint ventures                   1,628    (1,827)    4,514    (1,472)
Minority interests:
   Distributions on perpetual
    preferred units              (1,750)   (1,750)   (5,250)   (5,278)
   Original issuance costs on
    redeemed perpetual
    preferred units                   -         -         -      (365)
   Income allocated to common
    units and other minority
    interests                   (12,413)     (261)  (14,750)   (1,756)
                               ------------------- -------------------
Income (loss) from continuing
 operations                      96,202    (3,686)  117,771   144,309
   Income from discontinued
    operations                      665     1,481     4,998     6,118
   Gain on sale of
    discontinued operations      29,350         -    80,394    36,115
   Income from discontinued
    operations allocated to
    common units                   (760)     (112)   (1,681)     (343)
                               ------------------- -------------------
Net income (loss)              $125,457   ($2,317) $201,482  $186,199
                               =================== ===================

PER SHARE DATA
------------------------------
  Net income (loss) - basic       $2.15    ($0.04)    $3.59     $3.63
  Net income (loss) - diluted      2.07     (0.05)     3.46      3.38
  Income (loss) from
   continuing operations -
   basic                           1.65     (0.07)     2.10      2.81
  Income (loss) from
   continuing operations -
   diluted                         1.58     (0.07)     2.03      2.63

Weighted average number of
 common and common equivalent
 shares outstanding:
     Basic                       58,348    54,018    56,063    51,294
     Diluted                     61,250    55,671    58,904    55,494

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (b)              188       193       188       193
  Total operating apartment
   homes in operating
   properties (end of period)
   (b)                           64,657    66,619    64,657    66,619
  Total operating apartment
   homes (weighted average)      56,161    56,150    56,624    54,368
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)            54,350    52,119    53,880    49,970


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.



CAMDEN                                           FUNDS FROM OPERATIONS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------

(Unaudited)                    Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
FUNDS FROM OPERATIONS            2006      2005      2006    2005 (a)
------------------------------ ------------------- -------------------

  Net income (loss)            $125,457   ($2,317) $201,482  $186,199
  Real estate depreciation and
   amortization from
   continuing operations         39,735    43,386   115,964   117,239
  Real estate depreciation
   from discontinued
   operations                       255     1,777     1,350     5,387
  Adjustments for
   unconsolidated joint
   ventures                         760     1,284     2,305     3,249
  Income from continuing
   operations allocated to
   common units                  12,365       129    14,599     1,626
  Income from discontinued
   operations allocated to
   common units                     760       112     1,681       343
  (Gain) on sale of operating
   properties                   (91,581)        -   (91,581) (132,117)
  (Gain) on sale of
   discontinued operations       (8,842)        -   (59,886)  (36,104)
  (Gain) on sale of joint
   venture properties            (1,085)        -    (2,848)        -
                               ------------------- -------------------
     Funds from operations -
      diluted                   $77,824   $44,371  $183,066  $145,822
                               =================== ===================

PER SHARE DATA
------------------------------
  Funds from operations -
   diluted                        $1.24     $0.76     $3.02     $2.63
  Cash distributions               0.66      0.64      1.98      1.91

Weighted average number of
 common and common equivalent
 shares outstanding:
     FFO - diluted               62,885    58,600    60,666    55,494

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (b)              188       193       188       193
  Total operating apartment
   homes in operating
   properties (end of period)
   (b)                           64,657    66,619    64,657    66,619
  Total operating apartment
   homes (weighted average)      56,161    56,150    56,624    54,368
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)            54,350    52,119    53,880    49,970

(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.



CAMDEN                                                  BALANCE SHEETS
                                                        (In thousands)

----------------------------------------------------------------------

(Unaudited)      Sep 30,    Jun 30,    Mar 31,    Dec 31,    Sep 30,
                  2006       2006       2006       2005       2005
               -------------------------------------------------------
ASSETS
Real estate
 assets, at
 cost
 Land            $683,645   $697,690   $664,219   $646,854   $660,748
 Buildings and
  improvements  3,988,031  4,074,737  3,892,700  3,840,969  3,881,682
               -------------------------------------------------------
                4,671,676  4,772,427  4,556,919  4,487,823  4,542,430
 Accumulated
  depreciation   (725,790)  (786,208)  (732,984)  (716,650)  (713,991)
               -------------------------------------------------------
   Net
    operating
    real
    estate
    assets      3,945,886  3,986,219  3,823,935  3,771,173  3,828,439
 Properties
  under
  development,
  including
  land            351,246    427,500    419,843    372,976    377,787
 Investments
  in joint
  ventures          8,266      8,270      8,199      6,096      6,937
 Properties
  held for
  sale             45,074     55,562    188,477    172,112     51,741
               -------------------------------------------------------
   Total real
    estate
    assets      4,350,472  4,477,551  4,440,454  4,322,357  4,264,904
Accounts
 receivable -
 affiliates        33,624     33,408     33,361     34,084     35,313
Notes
 receivable
 Affiliates        31,037     23,327     22,531     11,916     11,505
 Other              3,855      9,211     13,264     13,261     24,865
Other assets,
 net (a)          112,801    111,636    102,269     99,516    100,080
Cash and cash
 equivalents        8,061     49,700      1,256      1,576      1,076
Restricted
 cash               5,541      5,194      5,269      5,089      5,829
               -------------------------------------------------------
   Total
    assets     $4,545,391 $4,710,027 $4,618,404 $4,487,799 $4,443,572
               =======================================================

LIABILITIES
 AND
 SHAREHOLDERS'
 EQUITY
Liabilities
 Notes payable
  Unsecured    $1,693,106 $1,940,693 $2,118,403 $2,007,164 $1,903,094
  Secured         587,347    620,592    623,250    625,927    661,723
Accounts
 payable and
 accrued
 expenses         120,566    117,301    116,215    108,979    102,231
Accrued real
 estate taxes      41,165     31,280     17,818     26,070     39,740
Other
 liabilities
 (b)              101,332     99,460     98,327     88,811     84,835
Distributions
 payable           43,056     43,031     40,612     38,922     38,933
               -------------------------------------------------------
  Total
   liabilities  2,586,572  2,852,357  3,014,625  2,895,873  2,830,556

Commitments
 and
 contingencies

Minority
 interests
 Perpetual
  preferred
  units            97,925     97,925     97,925     97,925     97,925
 Common units     116,776    106,217    113,034    112,637    115,190
 Other
  minority
  interests        10,002     10,555     10,512     10,461     10,425
               -------------------------------------------------------
  Total
   minority
   interests      224,703    214,697    221,471    221,023    223,540

Shareholders'
 equity
 Common shares
  of
  beneficial
  interest            650        649        610        608        607
 Additional
  paid-in
  capital       2,176,170  2,172,616  1,908,099  1,902,595  1,899,713
 Distributions
  in excess of
  net income     (206,442)  (293,386)  (289,482)  (295,074)  (273,609)
 Employee
  notes
  receivable       (2,047)    (2,035)    (2,046)    (2,078)    (2,087)
 Treasury
  shares, at
  cost           (234,215)  (234,871)  (234,873)  (235,148)  (235,148)
               -------------------------------------------------------
  Total share-
  holders'
   equity       1,734,116  1,642,973  1,382,308  1,370,903  1,389,476
               -------------------------------------------------------
  Total
   liabilities
   and share-
  holders'
   equity      $4,545,391 $4,710,027 $4,618,404 $4,487,799 $4,443,572
               =======================================================



(a) includes:
  net deferred
   charges of:    $11,155    $13,120    $14,079    $13,061    $13,757
  value of in
   place
   leases of:        $452       $431     $1,156     $1,363    $10,561

(b) includes:
  deferred
   revenues
   of:             $5,256     $4,408     $4,843     $2,008     $2,152
  above/below
   market
   leases of:         $80        $13        $51        $90       $889
  distri-
  butions in
   excess of
   investments
   in joint
   ventures
   of:            $18,044    $12,701    $11,556    $11,256    $18,730



CAMDEN                                     NON-GAAP FINANCIAL MEASURES
                                         DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)

----------------------------------------------------------------------

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
------------------------------
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               ------------------- -------------------
Net income (loss)               $125,457  ($2,317)  $201,482 $186,199
Real estate depreciation and
 amortization from continuing
 operations                       39,735   43,386    115,964  117,239
Real estate depreciation from
 discontinued operations             255    1,777      1,350    5,387
Adjustments for unconsolidated
 joint ventures                      760    1,284      2,305    3,249
Income from continuing
 operations allocated to
 common units                     12,365      129     14,599    1,626
Income from discontinued
 operations allocated to
 common units                        760      112      1,681      343
(Gain) on sale of operating
 properties                      (91,581)       -    (91,581)(132,117)
(Gain) on sale of discontinued
 operations                       (8,842)       -    (59,886) (36,104)
(Gain) on sale of joint
 venture properties               (1,085)       -     (2,848)       -
                               ------------------- -------------------
  Funds from operations -
   diluted                       $77,824  $44,371   $183,066 $145,822
                               =================== ===================

Weighted average number of
 common and common equivalent
 shares outstanding:
   EPS diluted                    61,250   55,671     58,904   55,494
   FFO diluted                    62,885   58,600     60,666   55,494

Net income (loss) per common
 share - diluted                   $2.07   ($0.05)     $3.46    $3.38
FFO per common share - diluted     $1.24    $0.76      $3.02    $2.63

Expected FFO
------------------------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                   4Q06 Range          2006 Range
                                  Low      High       Low      High
                               ------------------- -------------------

Expected net income per share
 - diluted                         $0.17    $0.23      $3.60    $3.66
Expected difference between
 EPS and fully diluted FFO
 shares                            (0.03)   (0.03)     (0.17)   (0.17)
Expected real estate
 depreciation                       0.64     0.64       2.57     2.57
Expected adjustments for
 unconsolidated joint ventures      0.01     0.01       0.05     0.05
Expected income allocated to
 common units                       0.02     0.02       0.29     0.29
Expected (gain) on sale of
 properties held in joint
 ventures                           0.00     0.00      (0.05)   (0.05)
Expected (gain) on sale of
 properties and properties
 held for sale                      0.00     0.00      (2.47)   (2.47)
                               ------------------- -------------------
Expected FFO per share -
 diluted                           $0.81    $0.87      $3.82    $3.88

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.



Net Operating Income (NOI)
------------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                    2006     2005       2006     2005
                               ------------------- -------------------
Net income (loss)               $125,457  ($2,317)  $201,482 $186,199
Fee and asset management          (5,433)  (1,789)   (11,030) (10,929)
Sale of technology investments    (1,602)       -     (1,602) (24,199)
Interest and other income         (1,733)  (1,913)    (6,097)  (6,401)
Income on deferred
 compensation plans               (1,927)  (3,209)    (4,308)  (5,327)
Property management expense        4,629    4,208     13,821   11,350
Fee and asset management
 expense                           3,689    2,008      8,293    4,999
General and administrative
 expense                           9,849    6,183     25,299   18,017
Transaction compensation and
 merger expenses                       -        -          -   14,085
Interest expense                  29,176   29,331     91,592   81,416
Depreciation and amortization     40,399   44,030    117,945  119,117
Amortization of deferred
 financing costs                     941      855      2,897    2,872
Expense on deferred
 compensation plans                1,927    3,209      4,308    5,327
Gain on sale of properties,
 including land                  (96,247)       -    (97,556)(132,117)
Equity in income (loss) of
 joint ventures                   (1,628)   1,827     (4,514)   1,472
Distributions on perpetual
 preferred units                   1,750    1,750      5,250    5,278
Original issuance costs on
 redeemed perpetual preferred
 units                                 -        -          -      365
Income allocated to common
 units and other minority
 interests                        12,413      261     14,750    1,756
Income from discontinued
 operations                         (665)  (1,481)    (4,998)  (6,118)
Gain on sale of discontinued
 operations                      (29,350)       -    (80,394) (36,115)
Income from discontinued
 operations allocated to
 common units                        760      112      1,681      343
                               ------------------- -------------------
   Net Operating Income (NOI)    $92,405  $83,065   $276,819 $231,390

"Same Property" Communities      $78,032  $72,215   $233,936 $197,187
Non-"Same Property"
 Communities                       8,416    4,939     24,633   12,877
Development and Lease-Up
 Communities                       2,838       29      5,540       29
Dispositions / Other               3,119    5,882     12,710   21,297
                               ------------------- -------------------
  Net Operating Income (NOI)     $92,405  $83,065   $276,819 $231,390


EBITDA
------------------------------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               ------------------- -------------------
Net income (loss)               $125,457  ($2,317)  $201,482 $186,199
Interest expense                  29,176   29,331     91,592   81,416
Amortization of deferred
 financing costs                     941      855      2,897    2,872
Depreciation and amortization     40,399   44,030    117,945  119,117
Distributions on perpetual
 preferred units                   1,750    1,750      5,250    5,278
Original issuance costs on
 redeemed perpetual preferred
 units                                 -        -          -      365
Income allocated to common
 units and other minority
 interests                        12,413      261     14,750    1,756
Real estate depreciation from
 discontinued operations             255    1,777      1,350    5,387
Gain on sale of properties,
 including land                  (96,247)       -    (97,556)(132,117)
Equity in income (loss) of
 joint ventures                   (1,628)   1,827     (4,514)   1,472
Gain on sale of discontinued
 operations                      (29,350)       -    (80,394) (36,115)
Income from discontinued
 operations allocated to
 common units                        760      112      1,681      343
                               ------------------- -------------------
 EBITDA                          $83,926  $77,626   $254,483 $235,973



    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549